EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 20, 1998 included in Coda Music Technology, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1997.


                                                /s/ ARTHUR ANDERSEN LLP
                                                ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
March 24, 1998